Exhibit 99.33

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, RCF III TRS, LLC. (“Client”). The review included a total of 250 newly originated residential mortgage loans, in connection with the securitization identified as DRMT 2026-HE1 (the “Securitization”). The review began on April 19, 2024, and concluded on November 20, 2025.

Scope of Review

Credit Review

Digital Risk performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors – If applicable
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	General QM for any loans originated under the GQM Rule. – If applicable
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to $110,260;

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than $66,156.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than $66,156.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.

ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

c.	Validate loan-to-value (LTV) and combined loan-to-value

d.	Review borrower's occupancy
e.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
f.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
g.	Confirm that Final 1003 is sufficiently completed
h.	Provide Audit 1008 with accurate data based on file documentation
i.	Confirm Loan Approval conditions were met
j.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review – Closed End Second Loans

Digital Risk performed a “Compliance Review” to the TRID 3.0 Compliance Scope to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counseling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Digital Risk is relying in reaching such findings.

(8) Other: review and methodology.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape, but Digital Risk captured it during the review. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
Appraised Value	2	0.80%
CLTV	154	61.60%
First Payment Due Date	32	12.80%
LTV	45	18.00%
Original FICO Score	17	6.80%
Original Interest Rate	5	2.00%
Original Loan Amount	43	17.20%
Origination/Note Date	33	13.20%
Originator Back-End DTI	13	5.20%
Property Type	1	0.40%
Subject Street Address	5	2.00%

Summary of Results:

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	201	$55,259,884.00	80.40%
Event Grade B	49	$12,089,499.00	19.60%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	250	$67,349,383.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	227	$62,008,583.00	90.80%
Event Grade B	23	$5,340,800.00	9.20%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	250	$67,349,383.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	219	$59,245,434.00	87.60%
Event Grade B	31	$8,103,949.00	12.40%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	250	$67,349,383.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	199	$57,963,423.00	100.00%
Event Grade B	0	$0.00	0.00%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	199	$57,963,423.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades – If applicable
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.

Valuation Event Grades – If applicable
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.
N/A	For newly originated second liens, valuation products are not required unless otherwise required per the seller guidelines. If secondary valuation product is not in the file and one is not ordered a value of N/A will be reflected.